CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert A. Rich, President of American Uranium Corporation, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Annual Report on Form 10-KSB of American Uranium Corporation for the year ended February 28, 2007(the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of American Uranium Corporation.

Dated: May 25, 2007

/s/ Robert A. Rich
Robert A. Rich
President
(Principal Executive Officer and Principal Financial Officer)
American Uranium Corporation

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to American Uranium Corporation and will be retained by American Uranium Corporation and furnished to the Securities and Exchange Commission or its staff upon request.